Rule 497(d)

                                     FT 394

                  Software Innovations 2000 Portfolio, Series 2

                    Supplement to the Prospectus dated December 15, 1999

      Notwithstanding anything to the contrary in the Prospectus, all shares of Peregrine Systems Inc. (Ticker: PRGNE) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002